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                                                                 EXHIBIT 21.01
                             TECHNOLOGY SOLUTIONS COMPANY

                             SUBSIDIARIES OF THE COMPANY


The following are all the subsidiaries of the Registrant and are included in its audited consolidated financial statements filed with its Annual Report on Form 10-K for the fiscal year ended May 31, 1997. Each subsidiary listed is either wholly-owned by the Registrant or by the Registrant and another of its subsidiaries listed below.

                                                                    PLACE OF
 SUBSIDIARY (YEAR ORGANIZED OR ACQUIRED)                          INCORPORATION
 ---------------------------------------                          -------------
 TSC International, Inc. (1990)                                     Illinois
 Technology Solutions Company de Mexico, S.A. de C.V. (1995)         Mexico
 TSC Europe, Inc. (1995)                                            Delaware
 TSC Europe (U.K.) Ltd. (1996)                                       England
 Aspen Scotland Limited (1996)                                      Scotland
 Technology Solutions (TSC) Canada, Ltd. (1996)                      Ontario
 TSC Europe (Deutschland) GmbH (1996)                                Germany
 TSC South America, Inc. (1996)                                     Delaware
 TSC Colombia, Inc. (1996)                                          Delaware
 TSC Latin America, Inc. (1996)                                     Delaware
 TSC Colombia S.A. (1996)                                           Colombia
 Goalsetters, Inc. (1996)                                           Delaware
 OrTech Solutions Company (1996)                                    Delaware
 TSC Asia, Inc. (1997)                                              Delaware
 Technology Solutions Company Brazil LTDA (1997)                     Brazil
 Geising International, Ltd. (1997)                                 New York
 HRM Resources, Inc. (1997)                                         New York
 TSC Europe(Switzerland) Ltd. (1997)                               Switzerland
 TSC Europe (France) SARL (1997)                                     France
 Go Source, Inc. (1997)                                             Delaware


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